--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------

[Photo of Stephen E. Grant, Senior Portfolio Manager; Philip J. Orlando, CFA, Chief Investment Officer and Centurion Team Leader; and Alan N. Hoffman, CFA, Senior Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 90% common stocks

Inception: November 15, 1983

Net Assets at December 31, 2001: $523,800,000

Q:    How did the Value Line Centurion Fund perform?

A: For the year ended December 31, 2001, the Centurion Fund produced a loss of -16.35%,(1) compared with losses of -11.88% for the S&P 500 Index(2) and -20.82% for the NASDAQ Composite Index.(3)

      Given the extraordinary nature of the investment environment in the aftermath of the horrific destruction of the World Trade Center and damage to the Pentagon on September 11th, we are quite pleased with Centurion's relative performance compared with the S&P 500 Index. From August 10th through the end of the year, the Fund outperformed the S&P 500 Index by nearly 3.00%. This respectable relative performance earned the Fund a top-quartile industry peer group ranking by Lipper Analytical Services(4) for all of calendar year 2001.

Q: What factors affected the Fund's performance and what was your investment strategy during this time period?

A: We believe that the Centurion Fund's strong performance, relative to its competitors, was chiefly a function of our defensive asset allocation strategy. We were decidedly underweighted in technology and telecommunications stocks over the course of 2001, due to our concerns about three key issues. First, we identified a saturation in demand for technology and telecommunications products and services in the post-Y2K environment. Next, we calculated excessive valuation levels for technology and telecommunications stocks. Finally, we felt that a deteriorating synchronous global recession would exacerbate the current weakness of the underlying fundamentals of these stocks, which would impair their visibility for a resumption of revenue and earnings growth.

================================================================================
      "Both equity and bond investors have already begun the process of discounting the expected improvement in economic activity and company earnings by some six to nine months, and we expect the financial markets to continue to respond favorably to that probability."
================================================================================

      Instead, we shifted into more defensive stock categories, including financial services, basic retailers, health care, consumer nondurables (such as household goods), and energy. Our thinking was that regardless of how weak the U.S. and global economies became, there would be consistent consumer demand for the products and services of these companies. Further, we believed that Federal Reserve Chairman Alan Greenspan would seek to aggressively cut interest rates over the course of 2001 -- particularly after the events of September 11th -- and that such action would facilitate good share-price performance among the stocks in these defensive categories, particularly the financial stocks.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. For the year ending December 31, 2001, Lipper ranked the Value Line Centurion Fund 35th out of 148 funds and in the 24th percentile in the Large Cap Growth Variable Insurance peer group.


--------------------------------------------------------------------------------
128

--------------------------------------------------------------------------------

Q:    What is your outlook for the future?

A: Looking forward, we do not believe that the year 2002 will be the first time in more than 60 years (1939-41) that the equity markets may suffer three consecutive down years, chiefly because of monetary and fiscal policy initiatives. The Federal Reserve orchestrated 11 interest rate reductions during 2001 -- including three rare inter-meeting cuts -- totalling 4.75%, bringing the Federal Funds rate to a 40-year low of 1.75%. In addition, Congress has approved $125 billion of stimulus, including: $40 billion in emergency spending, a $15 billion airline assistance program, and $70 billion in tax cuts.

      We believe that this dynamic combination of monetary and fiscal policy initiatives will result in improved economic performance. We expect a relatively strong year-to-year corporate earnings rebound by the second half of 2002, as share repurchase programs, expense reductions, and favorable year-to-year earnings comparisons kick in while the economy ratchets higher. We believe the third quarter of 2001 will likely prove to be the trough of this modest recession, with a resumption of more robust economic growth of perhaps 3.0% or more in the third quarter of 2002.

      Both equity and bond investors have already begun the process of discounting the expected improvement in economic activity and company earnings by some six to nine months, and we expect the financial markets to continue to respond favorably to that probability.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
---------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
1 Year .............................................................    (16.35)%
3 Years ............................................................     (2.08)%
5 Years ............................................................       7.76%
10 Years ...........................................................      10.45%
Since Inception (11/15/83) .........................................      11.95%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depcited as a line chart in the printed material.]

                                Value Line              S&P 500
                              Centurion Fund             Index
                              --------------            -------
11/15/83                           10000                 10000
      83                            9180                 10038
      84                            8420                 10650
      85                           11108                 14012
      86                           12982                 16613
      87                           12611                 17461
      88                           13568                 20312
      89                           17841                 26684
      90                           18833                 25827
      91                           28662                 33660
      92                           30361                 36217
      93                           33156                 39841
      94                           32422                 40347
      95                           45416                 55417
      96                           53291                 68042
      97                           64689                 92025
      98                           82457                118326
      99                          105731                141592
      00                           92547                128707
12/31/01                           77424                114340

"To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Value Line Centurion Fund and in the S&P 500 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Portfolio Composition by Economic Sector
                             as of December 31, 2001

   [The following table was depcited as a pie chart in the printed material.]

             Consumer Cyclicals               1.73%
             Cash & Equivalents               2.48%
             Energy                           1.66%
             Capital Goods                    6.04%
             Consumer Growth                 25.99%
             Technology                       8.22%
             Consumer Goods                  32.19%
              (Non-Durables)
             Financial                       20.35%
             Transportation                   1.34%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 2001

                                                                     Percent of
 Company                                                            Total Assets
--------------------------------------------------------------------------------
 1.  USA Education Inc.                                                 3.21%
--------------------------------------------------------------------------------
 2.  Citigroup Inc.                                                     2.89%
--------------------------------------------------------------------------------
 3.  Johnson & Johnson                                                  2.71%
--------------------------------------------------------------------------------
 4.  Home Depot Inc.                                                    2.43%
--------------------------------------------------------------------------------
 5.  Laboratory Corp. of America                                        2.32%
--------------------------------------------------------------------------------
 6.  King Pharmaceuticals Inc.                                          2.12%
--------------------------------------------------------------------------------
 7.  BJ's Wholesale Club Inc.                                           2.10%
--------------------------------------------------------------------------------
 8.  Harley Davidson Inc.                                               2.07%
--------------------------------------------------------------------------------
 9.  Medtronic Inc.                                                     1.96%
--------------------------------------------------------------------------------
10.  Qualcomm Inc.                                                      1.93%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
129

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------
Common Stocks -- 97.5%
--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Advertising -- 1.7%
  100,000     Omnicom Group, Inc.                                  $  8,935,000
-------------------------------------------------------------------------------
Aerospace/Defense -- 1.4%
    225,000   Raytheon Co.                                            7,305,750
-------------------------------------------------------------------------------
Bank -- 3.9%
    200,000   Commerce Bancorp, Inc.                                  7,868,000
    140,000   State Street Corp.                                      7,315,000
    100,000   Zions Bancorporation                                    5,258,000
                                                                   ------------
                                                                     20,441,000
-------------------------------------------------------------------------------
Bank - Midwest -- 1.2%
    100,000   Fifth Third Bancorp                                     6,133,000
-------------------------------------------------------------------------------
Beverage - Alcoholic-- 1.1%
    135,000   Constellation Brands, Inc.
                Class "A"*                                            5,784,750
-------------------------------------------------------------------------------
Beverage - Soft Drink -- 1.4%
    150,000   PepsiCo, Inc.                                           7,303,500
-------------------------------------------------------------------------------
Biotechnology -- 1.1%
    200,000   Immunex Corp.*                                          5,542,000
-------------------------------------------------------------------------------
Computer Software and Services -- 3.6%
    100,000   Microsoft Corp.*                                        6,625,000
    250,000   Networks Associates, Inc.*                              6,462,500
    150,000   Peoplesoft, Inc.*                                       6,030,000
                                                                   ------------
                                                                     19,117,500
-------------------------------------------------------------------------------
Diversified Companies -- 1.7%
    150,000   Tyco International Ltd.                                 8,835,000
-------------------------------------------------------------------------------
Drug -- 11.2%
     79,700   Biovail Corp.*                                          4,483,125
    100,000   Genzyme Corp. - General
                Division*                                             5,986,000
    100,000   IDEC Pharmaceuticals Corp.*                             6,893,000
    300,000   IVAX Corp.*                                             6,042,000
    263,300   King Pharmaceuticals, Inc.*                            11,092,829
     90,000   Lilly (Eli) & Co.                                       7,068,600
    200,000   MedImmune, Inc.*                                        9,270,000
    200,000   Pfizer, Inc.                                            7,970,000
                                                                   ------------
                                                                     58,805,554
-------------------------------------------------------------------------------
Educational Services -- 1.7%
    250,000   Education Management Corp.*                             9,062,500
-------------------------------------------------------------------------------
Electrical Equipment -- 1.5%
    200,000   General Electric Co.                                    8,016,000
-------------------------------------------------------------------------------
Entertainment -- 1.8%
    300,000   AOL Time Warner, Inc.*                                  9,630,000
-------------------------------------------------------------------------------
Financial Services -- 14.0%
    100,000   American International Group, Inc.                      7,940,000
    100,000   Capital One Financial Corp.                             5,395,000
    300,000   Citigroup, Inc.                                        15,144,000
    200,000   Concord EFS, Inc.*                                      6,556,000
    100,000   Federal Home Loan
                Mortgage Corp.                                        6,540,000
    115,000   Federal National Mortgage
                Association                                           9,142,500
    100,000   Household International, Inc.                           5,794,000
    200,000   USA Education, Inc.                                    16,804,000
                                                                   ------------
                                                                     73,315,500
-------------------------------------------------------------------------------
Food Wholesalers -- 0.8%
    150,000   SYSCO Corp.                                             3,933,000
-------------------------------------------------------------------------------
Homebuilding -- 2.8%
    125,000   Lennar Corp.                                            5,852,500
    200,000   Pulte Homes, Inc.                                       8,934,000
                                                                   ------------
                                                                     14,786,500
-------------------------------------------------------------------------------
Household Products -- 1.1%
    100,000   Colgate-Palmolive Co.                                   5,775,000
-------------------------------------------------------------------------------
Medical Services-- 6.6%
    200,000   Health Management Associates,
                Inc. Class "A"*                                       3,680,000
    150,000   Laboratory Corp. of America
                Holdings*                                            12,127,500
    200,000   Oxford Health Plans, Inc.*                              6,028,000
    100,000   Tenet Healthcare Corp.*                                 5,872,000
    100,000   UnitedHealth Group, Inc.                                7,077,000
                                                                   ------------
                                                                     34,784,500
-------------------------------------------------------------------------------
Medical Supplies -- 9.8%
    200,000   Biomet, Inc.                                            6,180,000
    150,000   Cardinal Health, Inc.                                   9,699,000
    100,000   Guidant Corp.*                                          4,980,000
    240,000   Johnson & Johnson                                      14,184,000
    200,000   Medtronic, Inc.                                        10,242,000
    100,000   Stryker Corp.                                           5,837,000
                                                                   ------------
                                                                     51,122,000
-------------------------------------------------------------------------------
Office Equipment and Supplies -- 1.1%
    300,000   Staples, Inc.*                                          5,610,000
-------------------------------------------------------------------------------
Oilfield Services/Equipment -- 1.7%
    100,000   BJ Services Co.*                                        3,245,000
    150,000   Baker Hughes Inc.                                       5,470,500
                                                                   ------------
                                                                      8,715,500
-------------------------------------------------------------------------------
Railroad -- 1.3%
    200,000   CSX Corp.                                               7,010,000
-------------------------------------------------------------------------------
Recreation -- 3.1%
    200,000   Harley-Davidson, Inc.                                  10,862,000
    300,000   Mattel, Inc.                                            5,160,000
                                                                   ------------
                                                                     16,022,000
-------------------------------------------------------------------------------
Retail Building Supply -- 4.2%
    250,000   Home Depot, Inc. (The)                                 12,752,500
    200,000   Lowe's Companies, Inc.                                  9,282,000
                                                                   ------------
                                                                     22,034,500
-------------------------------------------------------------------------------
Retail - Special Lines -- 3.6%
    300,000   American Eagle Outfitters, Inc.*                        7,851,000
    100,000   Bed Bath & Beyond Inc.*                                 3,390,000
    100,000   Best Buy Co., Inc.*                                     7,448,000
                                                                   ------------
                                                                     18,689,000
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
132

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Retail Store -- 6.1%
    250,000   BJ's Wholesale Club Inc.*                            $ 11,025,000
    100,000   Kohl's Corp.*                                           7,044,000
    200,000   Target Corp.                                            8,210,000
    100,000   Wal-Mart Stores, Inc.                                   5,755,000
                                                                   ------------
                                                                     32,034,000
-------------------------------------------------------------------------------
Shoe -- 1.8%
    170,000   Nike, Inc. Class "B"                                    9,560,800
-------------------------------------------------------------------------------
Telecommunications Equipment -- 1.9%
    200,000   QUALCOMM Incorporated*                                 10,100,000
-------------------------------------------------------------------------------
Thrift -- 2.5%
    100,000   Golden West Financial Corp.                             5,885,000
    225,000   Washington Mutual, Inc.                                 7,357,500
                                                                   ------------
                                                                     13,242,500
-------------------------------------------------------------------------------
Tobacco -- 1.8%
    200,000   Philip Morris Companies, Inc.                           9,170,000
-------------------------------------------------------------------------------
              Total Common Stocks
                and Total Investment
                Securities -- 97.5%
                (Cost $396,599,989)                                 510,816,354
-------------------------------------------------------------------------------

Principal
Amount                                                                    Value
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 2.5%
-------------------------------------------------------------------------------
(including accrued interest)

$13,300,000   Collateralized by $10,520,000
              U.S. Treasury Bond, 8.125%,
              due 8/15/19, with a value of
              $13,600,387 (with Morgan Stanley
              Dean Witter & Co., 1.60%,
              dated 12/31/01, due1/2/02,
              delivery value $13,301,182)                          $ 13,300,591

Excess of Liabilities Over
  Cash and Other Assets -- (0.0%)                                      (314,055)
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $523,802,890
-------------------------------------------------------------------------------

Net Asset Value
Per Outstanding Share
($523,802,890 / 26,572,276
shares outstanding)                                                $      19.71
                                                                   ============

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

Statement of Assets
and Liabilities
December 31, 2001

ASSETS
  Investment securities, at value
    (Cost $396,599,989)                                           $ 510,816,354
  Repurchase agreement (cost $13,300,591)                            13,300,591
  Cash                                                                   70,742
  Receivable for capital shares sold                                     17,720
  Dividends receivable                                                  406,425
                                                                  -------------
    Total Assets                                                    524,611,832
                                                                  -------------

LIABILITIES
  Payable for capital shares repurchased                                432,934
  Accrued expenses:
    Advisory fee                                                        220,128
    GIACadministrative service fee                                      105,000
    Other                                                                50,880
                                                                  -------------
      Total Liabilities                                                 808,942
                                                                  -------------
Net Assets                                                        $ 523,802,890
                                                                  =============

NET ASSETS CONSIST OF:
  Capital stock, at $1.00 par value
    (authorized 50,000,000, outstanding
    26,572,276 shares)                                            $  26,572,276
  Additional paid-in capital                                        419,172,678
  Accumulated net realized loss on investments                      (36,158,429)
  Net unrealized appreciation of investments                        114,216,365
                                                                  -------------
Net Assets                                                        $ 523,802,890
                                                                  =============

Net Asset Value Per Outstanding Share
  ($523,802,890 / 26,572,276
  shares outstanding)                                             $       19.71
                                                                  =============


Statement of Operations
Year Ended
December 31, 2001

INVESTMENT INCOME
  Dividends                                                       $   3,795,327
  Interest                                                              875,553
                                                                  -------------
    Total Income                                                      4,670,880
                                                                  -------------

  Expenses:
    Investment advisory fee                                           2,935,666
    GIAC administrative service fee                                     370,871
    Custodian fees                                                       63,915
    Auditing and legal fees                                              52,349
    Directors' fees and expenses                                         21,809
    Insurance and dues                                                   18,194
    Printing                                                              6,124
    Taxes and other                                                       3,317
                                                                  -------------
      Total Expenses Before Custody Credits                           3,472,245
      Less: Custody Credits                                              (3,956)
                                                                  -------------
      Net Expenses                                                    3,468,289
                                                                  -------------
Net Investment Income                                                 1,202,591
                                                                  -------------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
    Net realized loss                                               (31,164,465)
    Change in net unrealized appreciation                           (88,930,964)
                                                                  -------------
  Net Realized Loss and Change in
    Net Unrealized Appreciation
    on Investments                                                 (120,095,429)
                                                                  -------------
  NET DECREASE IN NET ASSETS
    FROM OPERATIONS                                               $(118,892,838)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------
134

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                      Year             Year
                                                                                     Ended            Ended
                                                                              December 31,     December 31,
                                                                                      2001             2000
                                                                             -------------    -------------
Operations:
  Net investment income                                                      $   1,202,591    $   1,041,251
  Net realized (loss) gain on investments                                      (31,164,465)      67,703,240
  Change in net unrealized appreciation                                        (88,930,964)    (174,841,284)
                                                                             -------------    -------------
  Net decrease in net assets from operations                                  (118,892,838)    (106,096,793)
                                                                             -------------    -------------

Distributions to Shareholder:
  Net investment income                                                           (987,603)        (616,791)
  Net realized gain from investment transactions                               (73,859,536)    (127,429,246)
  Tax return of capital                                                         (1,815,538)              --
                                                                             -------------    -------------
  Total distributions                                                          (76,662,677)    (128,046,037)
                                                                             -------------    -------------

Capital Share Transactions:
  Proceeds from sale of shares                                                  26,737,626       51,709,487
  Proceeds from reinvestment of dividends and distributions to shareholder      76,662,677      128,046,037
  Cost of shares repurchased                                                  (117,344,672)    (183,681,929)
                                                                             -------------    -------------
  Net decrease from capital share transactions                                 (13,944,369)      (3,926,405)
                                                                             -------------    -------------

Total Decrease In Net Assets                                                  (209,499,884)    (238,069,235)

Net Assets:
  Beginning of year                                                            733,302,774      971,372,009
                                                                             -------------    -------------
  End of year                                                                $ 523,802,890    $ 733,302,774
                                                                             =============    =============

Undistributed Net Investment Income, at End of Year                          $          --    $     985,444
                                                                             =============    =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

Notes to Financial Statements
December 31, 2001

------------------------------------
1. - Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount and premium is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------------
2. - Capital Share Transactions, Dividends and
     Distributions
----------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by


--------------------------------------------------------------------------------
136

--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2001

The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:

                                                      2001              2000
                                                   ----------        ----------
Shares sold                                         1,187,949         1,469,463
Shares issued in reinvestment
   of dividends and distributions                   3,865,994         3,928,998
                                                   ----------        ----------
                                                    5,053,943         5,398,461
Shares repurchased                                  5,393,015         5,404,384
                                                   ----------        ----------
Net decrease                                         (339,072)           (5,923)
                                                   ==========        ==========
Dividends per share from net
   investment income                               $      .04        $     .025
                                                   ==========        ==========
Distributions per share from net
   realized gains                                  $    3.065        $    5.165
                                                   ==========        ==========

--------------------------------------
3. - Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                       2001
                                   ------------
PURCHASES:
  Investment Securities            $798,721,548
                                   ============

SALES:
  Investment Securities            $875,623,067
                                   ============

-----------------
4. - Income Taxes
-----------------

      At December 31, 2001, information on the tax components of capital is as follows:

   Cost of investments for tax purposes                           $ 417,619,969
                                                                  -------------
   Gross tax unrealized appreciation                              $ 113,940,897
   Gross tax unrealized depreciation                                 (7,443,921)
                                                                  -------------
   Net tax unrealized appreciation on investments                 $ 106,496,976
                                                                  =============
   Capital loss carryforward,
      expires December 31, 2009                                   $ (28,439,040)
                                                                  =============

   The tax composition of dividends was as follows:

   Ordinary Income                                                $   2,188,030
   Long-term capital gains                                           72,659,109
   Return of capital                                                  1,815,538
                                                                  -------------
                                                                  $  76,662,677
                                                                  =============

      Permanent book-tax differences are reclassified within the composition of net asset accounts. During 2001, the Fund reclassified $1,200,432 from undistributed net investment income to accumulated net realized loss. Net assets were not affected by this reclassification.

      Net realized gains/losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales. To the extent future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

------------------------------------------------
5. Investment Advisory Contract, Management Fees
   and Transactions with Interested Parties
------------------------------------------------

      An advisory fee of $2,935,666 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the year ended December 31, 2001. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) are also officers and directors of the Fund. During the year ended December 31, 2001, the Fund paid brokerage commissions totaling $754,767 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 2001, the Fund incurred expenses of $370,871 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

                                                                          Years Ended December 31,
                                              --------------------------------------------------------------------------------
                                                   2001             2000             1999             1998             1997
                                              --------------------------------------------------------------------------------
Net asset value, beginning of year ........   $   27.25        $   36.09        $   30.44        $   25.52        $   24.83
                                              ---------        ---------        ---------        ---------        ---------
Income from investment operations:
  Net investment income ...................        0.05             0.04             0.03             0.09             0.09
  Net (losses) gains on securities
    (both realized and unrealized) ........       (4.48)           (3.69)            8.13             6.67             5.30
                                              ---------        ---------        ---------        ---------        ---------
  Total from investment operations ........       (4.43)           (3.65)            8.16             6.76             5.39
                                              ---------        ---------        ---------        ---------        ---------

Less Distributions:
  Dividends from net investment income ....       (0.04)           (0.03)           (0.09)           (0.09)           (0.09)
  Distributions from net realized gains ...       (3.00)           (5.16)           (2.42)           (1.75)           (4.61)
  Tax return of capital ...................       (0.07)              --               --               --               --
                                              ---------        ---------        ---------        ---------        ---------
  Total distributions .....................       (3.11)           (5.19)           (2.51)           (1.84)           (4.70)
                                              =========        =========        =========        =========        =========

Net asset value, end of year ..............   $   19.71        $   27.25        $   36.09        $   30.44        $   25.52
                                              =========        =========        =========        =========        =========

Total return** ............................      (16.35)%         (12.47)%          28.23%           27.47%           21.39%
                                              =========        =========        =========        =========        =========

Ratios/supplemental data:
  Net assets, end of year (in 000's) ......   $ 523,803        $ 733,303        $ 971,372        $ 815,207        $ 720,091
  Ratio of expenses to average net assets .        0.59%(1)         0.59%(1)         0.59%(1)         0.59%(1)         0.60%(1)
  Ratio of net investment income to average
    net assets ............................        0.20%            0.12%            0.08%            0.31%            0.35%
  Portfolio turnover rate .................         141%              76%              64%             112%              85%

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of cutody credits would not have changed.

                       See notes to financial statements.


--------------------------------------------------------------------------------
138

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 14, 2002


--------------------------------------------------------------------------------
Federal Tax Notice (unaudited)

The amount of long term capital gain paid by the Fund for the year ended December 31, 2001 was $72,659,109.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------
MANAGEMENT INFORMATION
----------------------

      The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                              Length of            Other
                                                                Time           Directorships
Name, Address and Age               Position                   Served        Held by Director
----------------------------------------------------------------------------------------------
Interested Directors:*
Jean Bernhard Buttner          Chairman of the Board          15 years       Value Line, Inc.
Age 67                       of Directors and President

Principal Occupation During the Past 5 Years:

Chairman, President and Chief Executive Officer of Value Line, Inc. (the "Adviser") and Value
Line Publishing, Inc. Chairman and President of each of the 15 Value Line Funds and Value Line
Securities, Inc. (the "Distributor").
----------------------------------------------------------------------------------------------
Marion N. Ruth                      Trustee                    2 years       Value Line, Inc.
5 Outrider Road
Rolling Hills, CA 90274
Age 66

Principal Occupation During the Past 5 Years:

Real Estate Executive; President, Ruth Realty (real estate broker); Director of the Adviser since October 2000.
----------------------------------------------------------------------------------------------
Non-Interested Directors:

John W. Chandler                    Director                  11 years             None
1611 Cold Spring Rd.
Williamstown, MA 01267
Age 78

Principal Occupation During the Past 5 Years:

Consultant, Academic Search Consultation Service, Inc. Trustee Emeritus and Chairman
(1993-1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.
----------------------------------------------------------------------------------------------
Frances T. Newton                   Director                   2 years             None
4921 Buckingham Drive
Charlotte, NC 28209
Age 60

Principal Occupation During the Past 5 Years:

Customer Support Analyst, Duke Power Company.
----------------------------------------------------------------------------------------------
Francis C. Oakley                   Director                   2 years         Berkshire Life
54 Scott Hill Road                                                             Insurance Company.
Williamstown, MA 01267
Age 70

Principal Occupation During the Past 5 Years:

Professor of History, Williams College, 1961 to present, President Emeritus since 1994 and
President, 1985-1994; Chairman (1993-1997) of the American Council of Learned Societies;
President of the Board of Trustees of the Sterling and Francene Clark Art Institute since 1998.
----------------------------------------------------------------------------------------------
David H. Porter                     Director                   5 years             None
5 Birch Run Drive
Saratoga Springs, NY 12866
Age 66

Principal Occupation During the Past 5 Years:

Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore
College since 1999 and President, 1987-1998.


--------------------------------------------------------------------------------
140

--------------------------------------------------------------------------------

                                                              Length of            Other
                                                                Time           Directorships
Name, Address and Age               Position                   Served        Held by Director
----------------------------------------------------------------------------------------------
Paul Craig Roberts                  Director                  15 Years       A. Schulman Inc.
169 Pompano Street                                                           (plastics)
Panama City Beach, FL 32413
Age 62

Principal Occupation During the Past 5 Years:

Chairman, Institute for Political Economy.
----------------------------------------------------------------------------------------------
Nancy-Beth Sheer                    Director                   6 years               None
1409 Beaumont Drive
Gladwyne, PA 19035
Age 52

Principal Occupation During the Past 5 Years:

Senior Financial Advisor, Hawthorne, since January 2001; Chairman, Radcliffe
College Board of Trustees, 1990-1999.
----------------------------------------------------------------------------------------------
Officers:

Stephen Grant                    Vice President                1 Year
Age 48

Principal Occupation During the Past 5 Years:

Portfolio Manager with the Adviser.
----------------------------------------------------------------------------------------------
Philip Orlando                   Vice President                6 Years
Age 43

Principal Occupation During the Past 5 Years:

Chief Investment Officer with the Adviser.
----------------------------------------------------------------------------------------------
Alan Hoffman                     Vice President                1 Year
Age 48

Principal Occupation During the Past 5 Years:

Portfolio Manager with the Adviser.
----------------------------------------------------------------------------------------------
David T. Henigson          Vice President, Secretary           7 Years
Age 44                          and Treasurer

Principal Occupation During the Past 5 Years:

Director, Vice President and Compliance Officer of the Adviser, Director and Vice President of
the Distributor, Vice President, Secretary and Treasurer of each of the 15 Value Line Funds.
----------------------------------------------------------------------------------------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

      Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
      The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             141